SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 23, 2002


                  CITIBANK (SOUTH DAKOTA), NATIONAL ASSOCIATION
                                  ON BEHALF OF
                       CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I
      5.95% Class A Credit Card Participation Certificates, Series 1993-2
      6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
 Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
  Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6


                                                       [Cover page 1 of 2 pages]

      6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1 5.75% Class B Credit Card Participation Certificates, Series 1999-1 5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.150% Class B Credit Card Participation Certificates, Series 1999-2 6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7
      6.90% Class B Credit Card Participation Certificates, Series 1999-7
               Credit Card Participation Certificate, Series 2000
                       (collectively, the "Certificates"))

               (Exact name of registrant as specified in charter)


    UNITED STATES OF AMERICA                            46-0358360

  (State or other jurisdiction             (I.R.S. Employer Identification No.)
        of incorporation)


                33-41055, 33-43576, 33-62180, 33-77802, 33-84834,
        33-97664, 33-99328, 333-38803, 333-80743, 333-52984 and 333-91326

                            (Commission File Numbers)


     701 EAST 60TH STREET, NORTH
      SIOUX FALLS, SOUTH DAKOTA                                57117

  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (605) 331-2626



                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



                                                       [Cover page 2 of 2 pages]


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


ITEM 5.  OTHER EVENTS.

         The following information relates to the credit card receivables owned by Citibank Credit Card Master Trust I and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this Report.

LOSS AND DELINQUENCY EXPERIENCE

         The following table sets forth the loss experience for cardholder payments on the credit card accounts for each of the periods shown. Losses consist of write-offs of principal receivables. These losses are presented below on a cash basis. If accrued finance charge receivables that have been written off were included in losses, Net Losses would be higher as an absolute number and as a percentage of the average of principal and finance charge receivables outstanding during the periods indicated. Average Principal Receivables Outstanding is the average of principal receivables outstanding during the periods indicated. The percentage reflected for the six months ended June 30, 2002 is an annualized number. There can be no assurance that the loss experience for the receivables in the future will be similar to the historical experience set forth below.

                        Loss Experience for the Accounts
                             (Dollars in Thousands)

                          Six Months
                            Ended                 Year Ended December 31,
                         June 30, 2002        2001          2000          1999
                         -------------        ----          ----          ----
Average Principal
  Receivables Outstanding. $61,581,382   $55,438,042    $48,929,967  $42,641,990

Net Losses................  $1,705,999    $2,496,412     $1,804,942   $2,009,133

Net Losses as a
  Percentage of Average
  Principal Receivables
  Outstanding.............       5.59%         4.50%          3.71%        4.71%


         Net losses as a percentage of gross charge-offs for the first six months of 2002 were 92.76% and for each of the years ended December 31, 2001, 2000 and 1999 were 88.70%, 87.65% and 89.80%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or various other miscellaneous write-offs.

         The following table sets forth the delinquency experience for cardholder payments on the credit card accounts for each of the periods shown. The Delinquent Amount includes both principal receivables and finance charge receivables. The percentages are the result of dividing the Delinquent Amount by the average of principal and finance charge receivables outstanding during the periods indicated. There can be no assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below.


                  Delinquencies as a Percentage of the Accounts
                             (Dollars in Thousands)

                                                                           As of December 31,
                               As of                  --------------------------------------------------------------
                           June 30, 2002                 2001                      2000                      1999
                     ------------------------         ----------                ----------                ----------
Number of Days        Delinquent                Delinquent                Delinquent                Delinquent
Delinquent              Amount    Percentage      Amount   Percentage       Amount    Percentage      Amount    Percentage
--------------       -----------  ----------   ----------  ----------     ----------  ----------    ----------  ----------
35-64 days........     $876,103      1.40%        $955,863    1.70%          $814,410   1.64%         $705,753     1.63%
65-94 days........      549,060      0.88          631,073    1.12            469,595   0.95           379,166     0.88
95 days or more...    1,119,416      1.79        1,067,318    1.90            709,346   1.43           721,337     1.67
                      ---------      ----        ---------    ----            -------   ----           -------     ----
Total.............   $2,544,579      4.07%      $2,654,254    4.72%        $1,993,351   4.02%       $1,806,256     4.18%


REVENUE EXPERIENCE

         The revenues for the credit card accounts from finance charges, fees paid by cardholders and interchange for the six months ended June 30, 2002 and for each year of the three-year period ended December 31, 2001 are set forth in the following table. The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Average Revenue Yield is the result of dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding during the periods indicated. The percentage for the six months ended June 30, 2002 is an annualized number. Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the credit card receivables, the amount of any annual membership fee, other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of credit card accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the receivables.

                       Revenue Experience for the Accounts
                             (Dollars in Thousands)


                              Six Months
                                Ended              Year Ended December 31,
                             June 30, 2002      2001        2000         1999
                             -------------      ----        ----         ----
Finance Charges
  and Fees Paid.............   $4,622,468    $8,807,834  $8,096,143  $7,430,599
Average Revenue Yield ......        15.14%        15.89%      16.64%      17.43%

         The revenues from periodic finance charges and fees -- other than annual fees -- depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months -- as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases -- and upon other card-related services for which the cardholder pays a fee. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and in the types of additional accounts added from time to time. These revenues could be adversely affected by future changes in fees and charges assessed on the accounts and other factors.

CARDHOLDER MONTHLY PAYMENT RATES

         Monthly payment rates on the credit card receivables may vary because, among other things, a cardholder may fail to make a required payment, may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the receivables may also vary due to seasonal purchasing and payment habits of cardholders. The following table sets forth the highest and lowest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month.

         Monthly payment rates include amounts that would be deemed payments of principal receivables and finance charge receivables with respect to the accounts. In addition, the amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the accounts, which may change.


                Cardholder Monthly Payment Rates for the Accounts


                            Six Months
                              Ended                Year Ended December 31,
                          June 30, 2002        2001          2000         1999
                          -------------        ----          ----         ----
Lowest Month.............      17.28%         17.43%        18.90%       20.66%
Highest Month............      20.35%         21.37%        23.03%       22.57%
Average of the Months
  in the Period..........      18.81%         19.66%        20.72%       21.54%


INTERCHANGE

         Creditors participating in the MasterCard International and VISA associations receive interchange as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period before initial billing. Under the MasterCard International and VISA systems, a portion of this interchange in connection with cardholder charges for merchandise and services is passed from banks which clear the transactions for merchants to credit card-issuing banks. Interchange ranges from approximately 1% to 2% of the transaction amount. Citibank (South Dakota) is required to transfer to the master trust interchange attributed to cardholder charges for merchandise and services in the accounts. In general, interchange is allocated to the master trust on the basis of the ratio that the amount of cardholder charges for merchandise and services in the accounts bears to the total amount of cardholder charges for merchandise and services in the portfolio of credit card accounts maintained by Citibank (South Dakota). MasterCard International and VISA may change the amount of interchange reimbursed to banks issuing their credit cards.

THE CREDIT CARD RECEIVABLES

         The receivables in the credit card accounts as of June 30, 2002 included $869,248,308 of finance charge receivables and $64,089,786,203 of principal receivables -- which amounts include overdue finance charge receivables and overdue principal receivables. As of June 30, 2002, there were 50,459,707 accounts. Included within the accounts are inactive accounts that have no balance. The accounts had an average principal receivable balance of $1,270 and an average credit limit of $6,783. The average total receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was 19%. Approximately 87% of the accounts were opened before June 2000. Of the accounts, approximately 13.45% related to cardholders with billing addresses in California, 9.84% in New York, 6.48% in Texas and 6.16% in Florida. Not more than 5% of the accounts related to cardholders having billing addresses in any other single state.

         The credit card accounts include receivables which, in accordance with the servicer's normal servicing policies, were charged-off as uncollectible before they were added to the master trust. However, for purposes of calculation of the amount of principal receivables and finance charge receivables in the master trust for any date, the balance of the charged-off receivables is zero and the master trust owns only the right to receive recoveries on these receivables.

         The following tables summarize the credit card accounts by various criteria as of June 30, 2002. References to "Receivables Outstanding" in these tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

         Credit balances presented in the following table are a result of cardholder payments and credit adjustments applied in excess of a credit card account's unpaid balance. Accounts which have a credit balance are included because receivables may be generated in these accounts in the future. Credit card accounts which have no balance are included because receivables may be generated in these accounts in the future.


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

                   Composition of Accounts by Account Balance

                                            Percentage               Percentage
                                             of Total                 of Total
                                 Number of   Number of  Receivables  Receivables
       Account Balance           Accounts    Accounts   Outstanding  Outstanding
  --------------------------    ----------  ----------  ------------ -----------
Credit Balance.................    405,784     0.80%    $(80,139,000)   (0.12)%
No Balance..................... 31,035,416    61.51                0     0.00
Less than or equal to $500.00..  4,426,734     8.77      805,347,142     1.24
$500.01 to $1,000.00...........  1,939,696     3.84    1,432,419,852     2.20
$1,000.01 to $2,000.00.........  2,721,179     5.39    4,019,702,472     6.19
$2,000.01 to $3,000.00.........  2,071,968     4.11    5,152,937,759     7.93
$3,000.01 to $4,000.00.........  1,659,005     3.29    5,787,463,327     8.91
$4,000.01 to $5,000.00.........  1,450,881     2.88    6,533,495,114    10.06
$5,000.01 to $6,000.00.........  1,133,830     2.25    6,220,514,139     9.58
$6,000.01 to $7,000.00.........    885,545     1.76    5,742,138,808     8.84
$7,000.01 to $8,000.00.........    672,174     1.33    5,026,861,786     7.74
$8,000.01 to $9,000.00.........    501,106     0.99    4,248,656,122     6.54
$9,000.01 to $10,000.00........    384,299     0.76    3,644,135,854     5.61
Over $10,000.00................  1,172,090     2.32   16,425,501,136    25.28
                                 ---------     ----   --------------    -----
Total.......................... 50,459,707   100.00% $64,959,034,511   100.00%



                     Composition of Accounts by Credit Limit

                                           Percentage                Percentage
                                            of Total                  of Total
                                 Number of  Number of  Receivables   Receivables
         Credit Limit            Accounts   Accounts   Outstanding   Outstanding
  -----------------------------  ---------  --------- -------------- -----------
Less than or equal to $500.00..  2,979,097    5.90%   $   47,404,170    0.07%
$500.01 to $1,000.00...........  2,331,222    4.62       242,834,444    0.37
$1,000.01 to $2,000.00.........  4,781,608    9.48     1,209,885,770    1.86
$2,000.01 to $3,000.00.........  4,203,788    8.33     1,987,982,073    3.06
$3,000.01 to $4,000.00.........  3,429,281    6.80     2,332,200,857    3.59
$4,000.01 to $5,000.00.........  5,310,774   10.52     4,057,429,811    6.25
$5,000.01 to $6,000.00.........  4,241,449    8.41     3,975,592,530    6.12
$6,000.01 to $7,000.00.........  3,701,471    7.33     4,307,189,306    6.63
$7,000.01 to $8,000.00.........  3,539,498    7.01     4,485,093,081    6.91
$8,000.01 to $9,000.00.........  2,812,562    5.57     4,253,373,005    6.55
$9,000.01 to $10,000.00........  2,793,293    5.54     4,284,427,623    6.60
$10,000.01 to $15,000.00.......  6,785,390   13.45    15,650,113,468   24.09
Over $15,000.00................  3,550,274    7.04    18,125,508,373   27.90
                                ----------   -----    --------------   -----
Total.......................... 50,459,707  100.00%  $64,959,034,511  100.00%

         Accounts presented in the table below as "Current" include accounts on which the minimum payment has not been received before the next billing date following the issuance of the related bill.


                    Composition of Accounts by Payment Status

                                       Percentage                   Percentage
                                        of Total                     of Total
                            Number of   Number of    Receivables    Receivables
     Payment Status         Accounts    Accounts     Outstanding    Outstanding
     --------------         ----------  ---------  ---------------  -----------
Current.................... 49,231,897    97.57%   $59,761,635,577     92.00%
Up to 34 days delinquent...    681,198     1.35      2,652,819,738      4.08
35 to 64 days delinquent...    209,241     0.41        876,102,742      1.35
65 to 94 days delinquent...    118,144     0.23        549,060,076      0.85
95 to 124 days delinquent..     87,815     0.18        436,973,721      0.67
125 to 154 days delinquent.     70,554     0.14        364,376,951      0.56
155 to 184 days delinquent.     60,858     0.12        318,065,706      0.49
                                ------     ----        -----------      ----
Total...................... 50,459,707   100.00%   $64,959,034,511    100.00%


                         Composition of Accounts by Age

                                            Percentage               Percentage
                                            of Total                  of Total
                                 Number of  Number of   Receivables  Receivables
          Age                    Accounts   Accounts    Outstanding  Outstanding
        -------                  ---------  ---------  --------------  ---------
Less than or equal to 6 months.          0    0.00%    $            0     0.00%
Over 6 months to 12 months.....  1,791,506    3.55      3,305,306,995     5.09
Over 12 months to 24 months....  4,758,987    9.43      8,250,051,116    12.70
Over 24 months to 36 months....  4,766,919    9.45      7,513,215,505    11.57
Over 36 months to 48 months....  3,742,975    7.42      4,843,205,732     7.45
Over 48 months................. 35,399,320   70.15     41,047,255,163    63.19
                                ----------   -----     --------------    -----
Total.......................... 50,459,707  100.00%   $64,959,034,511   100.00%


BILLING AND PAYMENTS

         The credit card accounts have different billing and payment structures, including different periodic finance charges and fees. The following information reflects the current billing and payment characteristics of the accounts.

         Each month, billing statements are sent to cardholders who had activity during the immediately preceding billing period. To the extent a cardholder has a balance due, the cardholder must make a minimum payment equal to the sum of

         (1) the amount which is past due plus any amount which is in excess of the credit limit,

         (2) if the account is a combined credit card and a separate AT&T calling card, the sum of all calling transactions posted to the account in the current billing period, and

         (3) the new balance on the billing statement if it is less than $20, or $20, if the new balance is at least $20 and not greater than $960, or if the new balance exceeds $960, 1/48th of the new balance.

The required minimum payment, however, cannot be less than the finance charges billed.

         A periodic finance charge is imposed on the credit card accounts. The periodic finance charge imposed on balances for purchases and cash advances for a majority of the accounts is calculated by multiplying (1) the daily balances for each day during the billing cycle by (2) the applicable daily periodic finance charge rate, and summing the results for each day in the billing period. The daily balance is calculated by taking the previous day's balance, adding any new purchases or cash advances and fees, adding the daily finance charge on the previous day's balance, and subtracting any payments or credits. Cash advances are included in the daily balance from the date the advances are made. Purchases are included in the daily balance generally from the date of purchase. Periodic finance charges are not imposed in most circumstances on purchase amounts if all balances shown in the previous billing statement are paid in full by the due date indicated on the statement.

         No finance charge is imposed on calling card transactions in the billing cycle in which the transactions are posted to the account. The receivables represented by these charges are not part of the master trust's assets. However, any charge for calling card transactions that is not paid by the payment due date on the monthly statement in which it is billed is added to the daily balance of purchases on the first day of the next billing cycle. These unpaid calling card transactions, and any finance charges on these unpaid transactions, then become receivables that are part of the master trust's assets.

         The periodic finance charge imposed on balances in most credit card accounts for purchases is currently the Prime Rate, as published in The Wall Street Journal, plus a percentage ranging from 5.40% to 11.99%. As of the most recent monthly reset date, the periodic finance charge on balances in most accounts for purchases ranged from 10.15% to 16.74%. The periodic finance charge imposed on balances in most credit card accounts for cash advances is currently the greater of 19.99% and the sum of the Prime Rate and 14.99%. If a cardholder defaults under their credit card agreement, the periodic finance charge assessed on all balances in their account can be increased up to the Prime Rate plus 19.99%. Promotional rates of limited duration are offered from time to time to attract new cardholders and to promote balance transfers from other credit card issuers and the periodic finance charge on a limited number of accounts may be greater or less than those generally assessed on the accounts.

         The periodic finance charge on accounts may be changed at any time by providing prior written notice to cardholders. Any increase in the finance charge will become effective upon the earlier of subsequent use of a card and the expiration of a 25-day period from the date the change was made effective -- assuming failure on the part of the cardholder to object to the new rate.

         Most of the accounts are subject to additional fees, including:

         o a late fee if the cardholder does not make the required minimum payment by the payment date shown on the monthly billing statement, which fee is assessed monthly until the account is less than 30 days past due. The late fee is $15 on balances up to $100, $25 on balances of $100 up to $1,000 and $35 on balances of $1,000 and over;

         o a cash advance fee which is generally equal to 3.0% of the amount of the cash advance, subject to a minimum fee of $5;

         o a balance transfer fee of 3.0% of the amount transferred to the account, subject to a minimum fee of $5 and a maximum fee of $50;

         o    a returned payment fee of $29;

         o    a returned check fee of $29;

         o    a stop payment fee of $29; and

         o a fee of $29 for each billing period with respect to each account with an outstanding balance over the credit limit established for that account.

There can be no assurance that periodic finance charges, fees and other charges will remain at current levels in the future.

         Payments by cardholders on the accounts are processed and applied first to all minimum amounts due. Payments in excess of the minimum amount due are applied to the following items in the following order:

         (1) balances associated with lower, promotional periodic finance charges,

         (2)  balances related to purchases, and

         (3)  balances related to cash advances.


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

                                GLOSSARY OF TERMS

"accounts" means the portfolio of revolving credit card accounts established and supplemented in accordance with the pooling and servicing agreement.

"additional accounts" consist of newly originated eligible accounts to be included as accounts and accounts relating to any lump sum additions.

"Banks" means Citibank (South Dakota), National Association, a national banking association, and Citibank (Nevada), National Association, a national banking association.

"eligible accounts" An "eligible account" is defined to mean a revolving credit card account owned by Citibank (South Dakota), any additional seller or any other affiliate thereof which, as of the master trust cut-off date with respect to an initial account or as of the additional cut-off date with respect to an additional account: (a) is in existence and maintained by Citibank (South Dakota), the additional seller or the other affiliate; (b) is payable in United States dollars; (c) in the case of the initial accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by Citibank (South Dakota), the additional seller or the other affiliate in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an account with respect to which the related card has been lost or stolen;
(f) has not been sold or pledged to any other party except for any sale to any seller, additional seller or other affiliate; (g) does not have receivables which have been sold or pledged to any other party other than any sale to any seller, additional seller or other affiliate; and (h) in the case of the initial accounts, is a VISA or MasterCard revolving credit card account.

"finance charge receivables" consist of all periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and some other fees designated by the Banks. In addition, some interchange attributed to cardholder charges for merchandise and services in the accounts will be treated as finance charge receivables.

"interchange" means interchange fees payable to Citibank (South Dakota) or any additional seller or other affiliate which has designated accounts to the master trust, in its capacity as credit card issuer, through VISA, Mastercard or any other similar entity or organization with respect to any other type of revolving credit card accounts included as accounts (except as otherwise provided in the initial assignment with respect to any such other type of accounts), in connection with cardholder charges for goods and services.

"lump sum addition" means the designation of additional eligible accounts to be included as accounts pursuant to Section 2.09(a) or (b) of the pooling and servicing agreement.

"master trust" means Citibank Credit Card Master Trust I.

"pooling and servicing agreement" means the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, among the Banks and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee, including all amendments thereto.

"principal receivables" consist of all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and some fees billed to cardholders on the accounts.

"receivables" means all amounts shown on the servicer's records as amounts payable by the person or persons obligated to make payments with respect to the accounts.

"Receivables Outstanding" as defined on page 6.


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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CITIBANK (SOUTH DAKOTA),
                             NATIONAL ASSOCIATION,
                             as Servicer
                             (Registrant)


                             By:  /s/ Douglas C. Morrison
                                 ----------------------------
                                      Douglas C. Morrison
                                      Vice President


Dated:  July 23, 2002

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